As filed with the Securities and Exchange Commission on April 22, 2005

                                                       Registration No._________
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

                 Nevada                                 98-0374121
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

             103 Foulk Road                               19803
          Wilmington, DE 19803
(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c)(1), check the following box.   [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d) (2), check the following box. [X]

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.001 par value.
--------------------------------------------------------------------------------
                                (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, $.001 par value (the "Common Stock"), of Zone 4 Play, Inc., a Nevada corporation (the "Registrant"). The description of the Common Stock to be registered hereunder is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2, Registration No. 333-122727 (the "Registration Statement"), filed with the Securities and Exchange Commission on February 11, 2005 and amended on April 5, 2005. The Registration Statement is incorporated herein by this reference.

ITEM 2. EXHIBITS.

Exhibit
Number          Description
------          -----------
3.1             Articles of Incorporation (incorporated by reference to Form SB-2 (File No.
                333-9356) filed on June 27, 2002)

3.2             Certificate of Amendment to Articles of Incorporation (incorporated by reference to Form 8-K filed on February 6, 2004)

3.3             Bylaws (incorporated by reference to Form SB-2 (File No. 333-91356) filed on
                June 27, 2002)

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                      ZONE 4 PLAY, INC.



                                                      By: /s/ Uri Levy
                                                      --------------------------
                                                      Uri Levy
                                                      Chief Financial Officer


Date: April 22, 2005

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